SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: June 16, 1998
(Date of earliest event reported)

Commission File No. 33-92950



                       Chase Mortgage Finance Corporation
--------------------------------------------------------------------------------

        Delaware                                         52-1495132
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

343 Thornall Street
Edison, New Jersey                                                   08837
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Address of principal executive offices                             (Zip Code)



                                 (732) 205-0600
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               Registrant's Telephone Number, including area code



(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Chase Securities Inc. and Donaldson, Lufkin & Jenrette, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
-----------                                          -----------

(99)(a) Computational Materials prepared by Chase Securities Inc. in connection with Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass- Through Certificates, Series 1998-S3

(99)(b) Computational Materials prepared by Donaldson, Lufkin & Jenrette in connection with Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass- Through Certificates, Series 1998-S3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION


June 16, 1998

                                   By   /s/  Eileen Lindblom
                                        --------------------
                                        Name: Eileen Lindblom
                                        Title: Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                       Description                    Electronic (E)
-----------                       -----------                    --------------

  (99)(a)      Computational  Materials  prepared  by  Chase           P
               Securities  Inc.  in  connection  with  Chase
               Mortgage  Finance  Corporation,   Multi-Class
               Mortgage  Pass-Through  Certificates,  Series
               1998-S3


  (99)(b)      Computational     Materials    prepared    by            P
               Donaldson,  Lufkin & Jenrette  in  connection
               with  Chase  Mortgage  Finance   Corporation,
               Multi-Class       Mortgage       Pass-Through
               Certificates, Series 1998-S3